UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 6, 2020
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Item 8.01 Other Events

Introductory Note

On February 13, 2020, the shareholders of Overstock.com, Inc. (the “Company”) approved amendments to the Company’s Certificate of Incorporation to facilitate the distribution of a dividend (the “Dividend”) payable in shares of the Company’s Digital Voting Series A-1 Preferred Stock (the “Series A-1 Preferred”). In light of the shareholder vote, on April 6, 2020, the Company’s Board of Directors (the “Board”), ratified and confirmed the declaration of the Dividend payable at a ratio of 1:10, meaning that one share of Series A-1 Preferred will be issued for every ten shares of common stock, ten shares of Series A-1 Preferred or ten shares of Voting Series B Preferred Stock held by holders of such shares as of the record date.

Record and Distribution Dates

On April 6, 2020, the Board declared a record date for the Dividend of April 27, 2020 and a distribution date of May 19, 2020. The Company expects the Series A-1 Preferred to be eligible to be recorded and transferred on the books and records of The Depository Trust Company (“DTC”) and NASDAQ has indicated it will set an ex-dividend date after DTC-eligibility is confirmed.

On April 7, 2020, the Company issued a press release that provided additional, detailed information to shareholders and broker-dealers regarding the Dividend and certain questions around the mechanics of the Dividend.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

99.1	Press Release dated April 7, 2020

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These forward-looking statements involve risks and uncertainties, and relate to future events or our future financial or operating performance. The forward-looking statements include all statements other than statements of historical fact, including the expected DTC-eligibility for the Series A-1 Preferred, the setting of an ex-dividend date by NASDAQ, the trading market for the Series A-1 Preferred, the actions anticipated to be taken by market participants in connection with the Dividend and the trading of the Series A-1 Preferred, the ability of Dinosaur Financial, LLC to handle new account openings and the trading capabilities of the tZERO ATS. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein and to reflect any change in its expectation with regard thereto or any change in events, conditions, or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	April 7, 2020